CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

AMENDMENT NO. 3 TO
DAICEL - RAYONIER
AMENDED AND RESTATED CELLULOSE SPECIALTIES AGREEMENT

This Amendment No. 3 (“Amendment”) is effective as of January 1, 2017, and is entered into by and between Daicel Corporation (“Daicel”) and Rayonier A.M. Sales and Technology Inc. (“RYAM”). Daicel and RYAM are each referred to individually herein as a “Party”, and collectively as “Parties”.
WHEREAS, Daicel and RYAM are parties to that certain Amended and Restated Cellulose Specialties Agreement, with an effective date of January 1, 2012, as amended by that certain Amendment No. 1 to Daicel-Rayonier Amended Chemical Specialties Agreement dated as of February 15, 2013 and that certain Amendment No. 2 to Daicel-Rayonier Amended Chemical Specialties Agreement dated as of January 1, 2016 (collectively, the “Agreement”);
WHEREAS, Daicel received [***];
WHEREAS, as provided for in [***] of the Agreement, Daicel and RYAM [***]; and
WHEREAS, [***] and now desire to enter into this Amendment No. 3 for the purposes of memorializing their agreements with respect thereto and of amending certain other terms and provisions of the Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged and agreed, the Parties hereby amend the Agreement as follows:

1.
The Parties agree that the recitals set forth above are hereby incorporated into this Agreement as if fully set forth herein. All capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.

2.	The Parties further agree that [***].

3.	The Parties further agree that the [***] of the Agreement is hereby deleted in its entirety and replaced with the following:

Year	[***]	[***]	[***]*	[***]
2017	[***]	[***]	[***]**	[***]
2018	[***]	[***]	[***]	[***]
*[***]
**[***]
For the sake of clarity, the [***] shall be [***], and the [***] shall be treated as [***] for the purpose [***].

The [***] shall consist of [***] and shall for all other intents and purposes be treated the same as [***].

CONFIDENTIAL TREATMENT REQUESTED
Redacted portions are indicated by [***]

4.
The last sentence of [***] shall be deleted and replaced in its entirety with the following (subject in all cases to the agreements of the Parties contained in [***], including, without limitation, the acknowledgment and agreement that [***]:

[***].

5.	The Parties further agree that the following provision shall be added to the end of Article 7 of the Agreement:
[***]:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***].

6.	The Parties further agree that [***] of this Agreement shall be deleted and replaced in its entirety with the following:
[***].

7.	Except as amended above, all remaining provisions of the Agreement shall continue in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

DAICEL CORPORATION By:/s/ Kotaro Sugimoto Name: Kotaro Sugimoto Title: Managing Executive Officer Senior General Manager Raw Material Purchasing Center	RAYONIER A.M. SALES AND TECHNOLOGY INC. By:/s/ Paul G. Boynton Name: Paul G. Boynton Title: President